Exhibit 3.341

CHARTER

OF

EMBASSY MEMPHIS CORPORATION

The undersigned persons under the Tennessee Business Corporation Act adopts the following charter for the above listed corporation:

1.	The name of the corporation is EMBASSY MEMPHIS CORPORATION.

2.	The number of shares of stock the corporation is authorized to issue is one hundred (100) shares of common without par value.

3.	(a) The complete address of the corporation’s initial registered office in Tennessee is c/o C T Corporation System, 530 Gay Street, Knoxville, Tennessee 37902.

(b) The name of the initial registered agent, to be located at the address listed in 3(a), is C T Corporation System.

4.	The name and complete address of each incorporator is:

NAME	ADDRESS

J. L. Miles	906 Olive Street
St. Louis, MO 63101

S. A. Gramlich	906 Olive Street
St. Louis, MO 63101

D. K. Ohlendorf	906 Olive Street
St. Louis, MO 63101

5.	The complete address of the corporation’s principal office is 850 Ridge Lake Boulevard, Suite 400 Memphis, Tennessee 38120.

6.	The corporation is for profit.

Date: December 2, 1992

/s/ J. L. Miles

J. L. Miles, Incorporator

/s/ S. A. Gramlich

S. A. Gramlich, Incorporator

/s/ D. K. Ohlendorf

D. K. Ohlendorf, Incorporator

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Sec-48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is

EMBASSY MEMPHIS CORPORATION	.

2. The street address of its current registered office is

530 GAY STREET	KNOXVILLE	TN	37902	.

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office,

and the county in which the office is located is	c/o CORPORATION SERVICE COMPANY
, 500 Tallan Building, Two Union Square,
Chattanooga, Tennessee 37402-2571		.

4. The name of the current registered agent is

C T CORPORATION SYSTEM	.

5. If the current registered agent is to be changed, the name of the new registered agent is

CORPORATION SERVICE COMPANY	.

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

6/13/96	EMBASSY MEMPHIS CORPORATION
Signature Date	Name of Corporation

VICE PRESIDENT	/s/ Donald H. Dempsey

Signer’s Capacity	Signature

DONALD H. DEMPSEY
Name (typed or printed)

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is	EMBASSY MEMPHIS CORPORATION

.

2. The street address of its current registered office is	500 TALLAN BLDG TWO UNION SQ.,

CHATTANOOGA TN 37402-2571		.

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office,

and the county in which the office is located is	c/o C T CORPORATION SYSTEM,

530 Gay Street, Knoxville, Tennessee 37902 - Knox County		.

4. The name of the current registered agent is	CORPORATION SERVICE COMPANY

.

5. If the current registered agent is to be changed, the name of the new registered agent is

C T CORPORATION SYSTEM		.

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical

EMBASSY MEMPHIS CORPORATION
Signature Date	Name of Corporation

/s/ J. Kendall Huber

Signer’s Capacity	Signature

J. Kendall Huber
President

CHANGE OF REGISTERED AGENT/OFFICE (BY CORPORATION)

Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:

1. The name of the corporation is	Embassy Memphis Corporation

.

2. The street address of its current registered office is	530 Gay Street, Knoxville, TN 37902

.

3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office,

and the county in which the office is located is

1908 Poston Avenue, Nashville, Tennessee 37203, Davidson County	.

4. The name of the current registered agent is	CT Corporation System

.

5. If the current registered agent is to be changed, the name of the new registered agent is

Corporation Service Company		.

6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.

9/6/00	Embassy Memphis Corporation
Signature Date	Name of Corporation

Vice President	/s/ Vivien S. Mitchell

Signer’s Capacity	Signature

Vivien S. Mitchell
Name (typed or printed)

[STAMP] SS-4427	RDA 1678